                          EMPLOYEE RETENTION AGREEMENT


              AGREEMENT by and between Hooper Holmes, Inc., a New
   York corporation (the "Company"), and               (the
                                         --------------
   "Employee"), dated as of the    day of             , 199  .
                               ----      -------------     --

             The Board of Directors of the Company (the "Board"), has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat, or occurrence of a Change in Control (as defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Employee by virtue of the personal uncertainties and risks created by a pending or threatened Change in Control, to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control, and to provide the Employee with compensation arrangements upon a Change in Control which provide the Employee with individual financial security and which are competitive with those of other corporations and, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

            NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

           1.  Certain Definitions.
               -------------------

          (a) Effective Date.  The "Effective Date" shall be the first date
              --------------
during the "Change in Control Period" (as defined in Section 1(b)) on which a Change in Control occurs. Anything in this Agreement to the contrary notwithstanding, if the Employee's employment with the Company is terminated prior to the date on which a Change in Control occurs, and it is reasonably demonstrated that such termination (1) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (2) otherwise arose in connection with or anticipation of a Change in Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination.

          (b) Change in Control Period.  The "Change in Control Period" is the
              ------------------------
period commencing on the date hereof and ending on the second anniversary of such date; provided, however, that commencing on the date one year after the
           --------  -------
date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof is hereinafter referred to as the "Renewal Date"), the Change in Control Period shall be automatically extended so as to terminate two years from such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Employee that the Change in Control Period shall not be so extended.

          (c) Change in Control. A "Change in Control" shall occur or be deemed
              -----------------
to have occurred only if any of the following events occur (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company, or the John J. King Trust or the Trustees of the John J. King Trust) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (other than as a result of acquisitions of such securities from the Company); (ii) individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders-was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 20% of the combined voting power of the Company' s then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially ail of the Company's assets.

          2.  Employment period.  The Company hereby agrees to continue the
              -----------------
Employee in its employ, and, subject to Section 4(c), the Employee hereby agrees to remain in the employ of the

Company, for the period commencing on the Effective Date and ending on the second anniversary of such date (the "Employment Period").

            3. Terms of Employment.
               -------------------

                  (a)  Position and Duties.
                       -------------------

                    (i) During the Employment Period, (A) the Employees position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately preceding the Effective Date and (B) the Employee's services shall be performed at the location where the Employee was employed immediately preceding the Effective Date or any office or location less than 25 miles from such location and less than 10 miles in commuting distance further than the Employee's commuting distance to the location at which the Employee performed such services prior to the Change in Control.

                   (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Employee hereunder, to use the Employee's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Employee to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Employee's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Employee prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Employee's responsibilities to the Company.

               (b)  Compensation.
                    ------------

                    (i) Base Salary.  During the Employment Period, the
                        -----------
Employee shall receive a base salary ("Base Salary") payable no less frequently than semimonthly at a monthly rate at least equal to the highest monthly base salary paid or payable to the Employee by the Company during the twelve-month period immediately preceding the month in which the Effective Date occurs. During the Employment Period, the Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary generally awarded in the ordinary course of business to other peer executives of the Company and its affiliated companies. Any increase in Base Salary shall not serve to limit or reduce any other obligation to the Employee under this Agreement. Base Salary shall not be reduced after any such increase and the term Base Salary as utilized in this Agreement shall refer to Base Salary as so increased. As used in this Agreement, the term "affiliated companies". Shall include any company controlled by, controlling or under common control with the Company.


            (ii) Annual Bonus.  In addition to Base Salary, the Employee shall
                 ------------
be awarded, for each fiscal year ending during the Employment Period, an annual bonus (an "Annual Bonus") in cash at least equal to the greater of the guaranteed bonus to which the Employee is entitled under any contractual arrangements between the Employee and the Company as of the date hereof or the highest bonus which the Employee received during the three (3) years preceding the Effective Date.


           (iii) Incentive, Savings and Retirement Plans.  During the Employment
                 ---------------------------------------
period, in addition to Base Salary and Annual Bonus payable as hereinabove provided, the Employee shall be entitled to participate in the Company provided SERP benefit, all other incentive, savings and retirement plans, practices, policies and programs applicable to other key employees of the Company and its subsidiaries (including the Company's employee benefit plans, in each case providing benefits which are the economic equivalent to those in effect or as subsequently amended). Such plans, practices, policies and programs, in the aggregate, shall provide the Employee with compensation, benefits and reward opportunities at least as favorable as the most favorable of such compensation benefits and reward opportunities provided by the Company for the Employee under such plans, practices, policies and programs as in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as provided at any time during the Employment period with respect to other key employees of the Company.

            (iv) Welfare Benefit Plans.  During the Employment Period, the
                 ---------------------
Employee and/or the Employee's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs), at least as favorable as the most favorable of such plans, practices, policies and programs in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect at any time during the Employment Period with respect to other key employees of the Company.

             (v) Expenses.  During the Employment period, the Employee shall be
                 --------
entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in accordance with the most favorable policies, practices and procedures of the Company in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time during the Employment period with respect to other key employees of the Company.

            (vi) Fringe Benefits. During the Employment Period, the Employee
                 ---------------
shall be entitled to fringe benefits and perquisites in accordance with the most favorable plans, practices, programs and policies of the Company in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time during the Employment period with respect to other key employees of the Company .

           (vii) Office and Support Staff. During the Employment period, the
                 ------------------------
Employee shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Employee by the Company at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as provided at any time during the Employment period with respect to other key employees of the Company.

          (viii) Vacation.  During the Employment period, the Employee shall be
                 --------
entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company as in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time during the Employment Period with respect to other key employees of the Company.

            (ix) Indemnity Agreement. During the Employment Period, the Company
                 -------------------
shall keep in full force and effect and shall not purport to amend or terminate the indemnity agreement between the Employee and the Company in the form attached as Exhibit A hereto.

       4. Termination.
          -----------

            (a) Death or Disability. This Agreement shall terminate
                -------------------
automatically upon the Employee's death during the Employment Period. If during the Employment Period, as a result of incapacity due to physical or mental illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative, the Employee shall have been absent from the full-time performance of the Employee's duties with the Company for six (6) consecutive months and, within thirty (30) days after written notice of termination is given to the Employee, the Employee shall not have returned to the full-time performance of the Employee's duties, the Employee's employment may be terminated for "Disability". Any termination for Disability under this Agreement shall not affect any rights the Employee may otherwise have under the Company's Long-Term Disability Plan. If the Company determines in good faith that the Disability of the Employee has occurred (pursuant to the definition of "Disability" set forth above), it may give to the Employee written notice of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective on the 3Oth day after receipt of such notice by the Employee (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties.

            (b) Cause. The Company may terminate the Employee's employment
                -----
during the Employment Period for "Cause". For purposes of this Agreement, "Cause" shall mean termination (A) upon the Employee's willful and continued failure to substantially perform the Employee's duties with the Company (other than any such failure resulting from the Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by the Employee, provided that a written demand for substantial performance has been delivered to the Employee by the Company specifically identifying the manner in which the Company believes that the Employee has not substantially performed the Employee's duties and the Employee has not cured such failure within 30 days after such demand, or (B) by reason of the Employee's willful engaging in conduct which is demonstrably and materially injurious to the Company, or (C) the Employee's willful violation of any material provision of any confidentiality, nondisclosure, non-competition or similar agreement entered into by the employee in connection with the Employee's employment by the Company. For purposes of this paragraph, no act or failure to act on the Employee's part shall be deemed "willful" unless done or omitted to be done by the Employee not in good faith and without reasonable belief that the Employee's action or omission was in the best interest of the Company.

            (c) Termination by Employee. The Employee may terminate his
                -----------------------
employment with the Company (i) in the event of a breach of this Agreement by the Company, or (ii) during the Window Period for any reason. For purposes of this Agreement, the term "Window Period" shall mean the thirty (30) day period immediately following the nine (9) month anniversary of the Effective Date.

            (d) Notice of Termination. Any termination by the Company for Cause
                ---------------------
or by the Employee for any reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination for the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice).

            (e) Date of Termination. "Date of Termination" means the date of
                -------------------
receipt of the Notice of Termination or any later date specified therein, as the case may be; provided, however, that (i) if the Employee's employment is
             -----------------
terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination and (ii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

     5.  Obligations of the Company Upon Termination.
         -------------------------------------------

          (a) Death.  If, during the Employment Period, the Employee's
              -----
employment is terminated by reason of the Employee's death, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including, for this purpose (i) the Employee's full Base Salary through the Date of Termination at the rate in effect on the Date of Termination or; if higher, at the highest rate in effect at any time from the 90-day period preceding the Effective Date through the Date of Termination (the "Highest Base Salary"), (ii) the product of the Annual Bonus paid to the Employee for the last full fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and
(iii) any compensation previously deferred by the Employee (together with any accrued interest thereon) and not yet paid by the Company and any accrued vacation pay not yet paid by the Company (such amounts specified in clauses (i), (il) and (iii) are hereinafter referred to as "Accrued Obligations"). All such Accrued Obligations shall be paid to the Employee's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to surviving families of employees of the Company under such plans, programs, practices and policies relating to family death benefits, if any, in accordance with the most favorable plans, programs, practices and policies of the Company in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect at any time during the Employment Period with respect to other key employees of the Company and their families.

          (b) Disability.  If, during the Employment Period, the Employee's
              ----------
employment is terminated by reason of the Employee's Disability, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee shall be entitled after the Disability Effective Date to receive disability and other benefits at least equal to the most favorable of those provided by the Company to disabled employees and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in accordance with the most favorable plans, programs, practices and policies of the Company in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect at any time during the Employment period with respect to other key employees of the Company and their families.

          (c) Cause.  If, during the Employment Period, the Employee's
              -----
employment shall be terminated for Cause, this Agreement shall terminate without further obligations to the Employee other than the obligation to pay to the Employee the Highest Base Salary through the Date of Termination plus the amount of any accrued vacation pay and any compensation previously deferred by the Employee (together with accrued interest thereon).

          (d) Other Than for Cause Death or Disability. If, during the
              ----------------------------------------
Employment period, the Company shall terminate the Employee's employment other than for Cause, Disability, or death, or if the Employee shall terminate his employment for any reason:

                            (i) the Company shall pay to the Employee in a lump
sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                  A. to the extent not theretofore paid, the Employee's Highest Base Salary through the Date of Termination; and
                  B. the product of (x) the Annual Bonus paid or payable to the Employee for the last full fiscal year (if any) ending during the Employment Period or, if higher, the Annual Bonus paid to the Employee for the last full fiscal year prior to the Effective Date (as applicable, the "Recent Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination and the denominator of which is 365; and

                  C.   the product of (x) two and (y) the sum of
                       (i) the Highest Base Salary and (ii) the Recent Bonus;
                       and

                  D. in the case of compensation previously deferred by the Employee, all amounts previously deferred (together with any accrued interest thereon) and not yet paid by the Company, and any accrued vacation pay not yet paid by the Company; and

                            (ii) for the remainder of the Employment Period, or
such longer period as any plan, program, practice, or policy may provide, the Company shall continue benefits to the Employee and/or the Employee's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3 (b) (iv) of this Agreement if the Employee's employment had not been terminated, including medical and dental insurance and life insurance, in accordance with the most favorable plans, practices, programs or policies of the Company during the 90-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time during the Employment Period with respect to other key employees and their families and for purposes of eligibility for retiree benefits pursuant to such plans, practices, programs and policies the Employee shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period.

          6.  Non-exclusivity of Rights.  Nothing in this Agreement shall
              -------------------------
prevent or limit the Employee's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices, provided by the Company or any of its subsidiaries and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any stock option or other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of the Company or any of its subsidiaries at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program.

          7.  Full Settlement.  The Company's obligation to make the payments
              ---------------
provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any setoff, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement.

          8.  Enforcement of Rights.
              ---------------------

                (a) The parties shall endeavor to resolve any dispute arising out of, or relating to, this agreement by mediation under the CPR Mediation Procedure for Business Disputes. Unless the parties agree otherwise, the mediator will be selected from the CPR Panel of Neutrals with notification to CPR. Any controversy or claim arising out of or relating to this contract or the breach, termination or validity thereof, which remains unresolved 45 days after appointment of a mediator, shall be settled by arbitration by a sole arbitrator in accordance with the CPR Nonadministered Arbitration Rules, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

                (b) The Company shall pay to the Employee all legal fees and expenses incurred by the Employee as a result of any dispute under this Agreement (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") to any payment or benefit provided hereunder).

          9. Certain Additional Payments by the Company.
             ------------------------------------------
                (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment (including any "parachute payment" within the meaning of Section 280G(b) (2) of the Code) or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this

Agreement or otherwise (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment under this Agreement (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                (b) Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall be made by KPMG Peat Marwick LLP, or such other public accounting firm chosen by the Audit Committee of the Board as the Company's independent accountants, (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within fifteen business days of the Date of Termination, if applicable, or such earlier time as is requested by the Company. The initial Gross-Up Payment, if any, as determined pursuant to this Section 9(b), shall be paid to the Employee within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee with an opinion that failure to report the Excise Tax on the Employee's applicable federal income tax return would not result in the imposition of an accuracy-related penalty under Section 6662 of the Code or any other penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee. All fees and expenses of the Accounting Firm shall be paid by the Company.

                (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the GrossUp Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Employee knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which the Employee gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                        (i) give the Company any information reasonably requested by the Company relating to such claim,

                       (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                      (iii) cooperate with the company in good faith in order effectively to contest such claim,

                       (iv) permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income or employment tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income or employment tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.


             (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 9(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 9(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          10.  Confidential Information.  The Employee shall hold in a fiduciary
               ------------------------
capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its subsidiaries, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its subsidiaries and which shall not be or become public knowledge (other than by acts by the Employee or his representatives in violation of this Agreement). After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company, or as may otherwise be required by law, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

          11.  Successors.
               ----------

             (a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

             (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

             (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          12. Miscellaneous.
              -------------
             (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

            (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


           If to the Employee:
           -------------------

           -------------------

           -------------------

           -------------------

           If to the Company:
           ------------------

           Hooper Holmes, Inc.
           170 Mt. Airy Road
           Basking Ridge, N.J. 07920
           Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

            (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            (d) The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

            (e) The Employee's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision or any other provision thereof.

            (f) This Agreement contains the entire understanding of the Company and the Employee with respect to the subject matter hereof and the Employee waives any severance benefits (but not pension benefits) that he might otherwise be entitled to under the Company's severance plan or policy and agrees that from and after the Effective Date that this Agreement supersedes the agreements specified on Schedule A hereto.

            (g) Nothing herein shall constitute a promise of employment other than as results from a Change in Control and the Employee and the Company acknowledge that, except as provided by any other agreement between the Employee and the Company, the employment of the Employee by the Company is "at will", and, prior to the Effective Date, may be terminated by either the Employee or the Company at any time. Upon a termination of the Employee's employment or upon the Employee's ceasing to be an officer of the Company, in each case, prior to the Effective Date, the Employee shall have no further rights under this Agreement.

       IN WITNESS WHEREOF, the Employee has hereunto set his hand and, pursuant to the authorization form its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


                                    ---------------------------------

Attest:                              HOOPER HOLMES, INC.



By:                              By:
   ---------------------------      ---------------------------------
     Secretary